UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                         Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Iconix Brand Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

ICONIX BRAND GROUP, INC. 1450 BROADWAY, 3rd FLOOR NEW YORK, NEW YORK 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on August 15, 2012

Dear Stockholder,

The 2012 Annual Meeting of Stockholders of ICONIX BRAND GROUP, INC. (the “Company”), will be held on Thursday, August 15, 2012, at the offices of the Company, 1450 Broadway, 4th Floor, New York, NY 10018, at 10:00 AM (local time).

Proposals to be considered at the Annual Meeting:

(1)	to elect our seven nominees for director to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

(2)	ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012;

(3)	to approve the advisory resolution on executive compensation;

(4)	to approve the adoption of the Company’s Amended and Restated 2009 Equity Incentive Plan;

(5)	in their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Management recommends a vote “FOR”: Items 1, 2, 3 and 4.

*Stockholders are cordially invited to attend the Annual Meeting and vote in  person.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To

Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet:

Go to www.continentalstock.com

Have your notice available when you

access the above website. Follow the

prompts to vote your shares.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

The Proxy Materials are available for review at:

http://www.cstproxy.com/iconixbrand/2012

ICONIX BRAND GROUP, INC.

1450 BROADWAY, 3rd FLOOR

NEW YORK, NEW YORK 10018

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held August 15, 2012. The Proxy Statement and our 2010 Annual Report to Stockholders are available at:

http://www.cstproxy.com/iconixbrand/2012

This communication presents only an overview of the more complete proxy materials that  are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before August 1, 2012 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/iconixbrand/2012

•	the Company’s Annual Report for the year ended December 31, 2011

•	the Company’s 2012 Proxy Statement (including all attachments thereto)

•	the Proxy Card

•	any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials  or to vote your proxy electronically. You must reference your company ID, 9-digit proxy number and 10-digit account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690

or

By logging on to http://www.cstproxy.com/iconixbrand/2012

or

By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.